UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Unicycive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40582	81-3638692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 El Camino Real, Suite 210

Los Alto, CA 94022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 351-4495

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, pursuant to a sales agreement prospectus, dated November 20, 2024 (as supplemented on June 13, 2025, the “Sales Agreement Prospectus”), included in the Shelf Registration Statement (the “Registration Statement”) on Form S-3 (File No. 333-283210) of Unicycive Therapeutics, Inc. (the “Company”), which Registration Statement was declared effective on November 20, 2024, the Company entered into the Sales Agreement, dated November 13, 2024 (the “Sales Agreement”), with Guggenheim Securities, LLC, as sales agent (the “Agent”) to sell shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $50,000,000 (the “Shares”) from time to time, through an “at the market offering” (the “ATM Offering”) as defined in Rule 415 under the Securities Act of 1933, as amended.

On November 14, 2025, the Company entered into an Amendment No. 1 to Sales Agreement with the Agent (the “Amendment”) to increase the number of Shares that may be sold in the ATM Offering to $100,000,000 (the “ATM Sales Increase”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment. A copy of the Amendment is filed herewith as Exhibit 1.1 and is incorporated by reference herein and into the Registration Statement. An opinion of Sheppard Mullin Richter and Hampton LLP with respect to the validity of additional Shares of the Company’s Common Stock that may be offered and sold pursuant to the Sales Agreement, as amended by the Amendment, pursuant to the ATM Sales Increase is filed herewith as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

The Company has filed a supplement to the Sales Agreement Prospectus with the U.S. Securities and Exchange Commission to address the Amendment on November 14, 2025.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares or any securities, nor shall there be any offer, solicitation or sale of the Shares or any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to Sales Agreement, dated November 14, 2025, between Unicycive Therapeutics, Inc. and Guggenheim Securities, LLC
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP
23.1	Consent of Sheppard Mullin Richter & Hampton LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2025

UNICYCIVE THERAPEUTICS, INC.

By:	/s/ Shalabh Gupta
Name:	Shalabh Gupta
Title:	Chief Executive Officer

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